Exhibit 10.1

AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 1, 2015 (this “Amendment”), is entered into by and among:
(a)    SUPERIOR COMMERCE LLC, a Delaware limited liability company (the “Seller”),
(b)    SCP DISTRIBUTORS LLC, a Delaware limited liability company (the “Servicer”), and
(c)    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent for the Victory Group (the “Victory Group Co-Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Wells Group (the “Wells Group Co-Agent”, and together with the Victory Group Co-Agent, the “Co-Agents”).
Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in that certain Receivables Purchase Agreement, dated as of October 11, 2013 (as amended or otherwise modified from time to time, the “Receivables Purchase Agreement”).
PRELIMINARY STATEMENT
The parties wish to amend the Receivables Purchase Agreement as hereinafter provided.
In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment. On the terms and subject to the conditions set forth in this Amendment, the parties hereto agree as follows:

1.1The definition of “Facility Limit” is hereby amended and restated in its entirety to read as follows:

“Facility Limit” means (a)(i) $70,000,000 from and including October 1 to and including February 28 of any year, (ii) $120,000,000 from and including March 1 to and including April 30 of any year, (iii) $120,000,000 from and including July 1 to and including September 30 of any year, and (iv) $140,000,000 from and including May 1 to and including June 30 of any year (the “Base Facility Limit”), plus (b) an incremental $40,000,000 from and including April 1 to and including July 31 of any year (the “Seasonal Facility Limit”); provided, however, that the Facility Amount may be increased up to an amount to be determined by agreement of Seller and the Co-Agents, so long as no Amortization Event or Potential Amortization Event exists and is continuing (it being understood that the Commitments associated with any increase in the Facility Amount may be provided by existing Purchasers and/or new Purchasers); and provided, further, that the period from and including September 30, 2015 to and including October 6, 2015, the Facility Limit shall be $120,000,000.

1.2Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A to this Amendment.

2.Effect of Amendment. Except as specifically amended hereby, the Receivables Purchase Agreement and all exhibits and schedules attached thereto shall remain unaltered and in full force and effect.

3.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties to the Receivables Purchase Agreement, whether or not they are parties hereto, and their successors and permitted assigns.

4.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto.

5.Miscellaneous.

5.1CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

5.2CONSENT TO JURISDICTION. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY OF THE AGENTS OR THE PURCHASERS TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY OF THE AGENTS OR THE PURCHASERS OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

5.3WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.

5.4Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail message attaching a “PDF” or other image of a signed signature page shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

SUPERIOR COMMERCE LLC, as Seller
By: /s/ Steven Cassanova Name: Steven Cassanova Title: Treasurer

SCP DISTRIBUTORS LLC, as Servicer
By: /s/ Melanie Housey Name: Melanie Housey Title: Assistant Secretary/Chief Accounting Officer

[Additional Signatures to Follow]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Group Co-Agent
By: /s/ Christopher Pohl Name: Christopher Pohl Title: Managing Director

[Additional Signatures to Follow]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Wells Group Co-Agent
By: /s/ William P Rutkowski Name: William P. Rutkowski Title: Vice President

[End of Signatures]

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